UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 31, 2005
                                                  (October 27, 2005)

                       IPI FUNDRAISING, INC.
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(Exact name of registrant as specified in its charter)

         Delaware               333-122696            20-1566105
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(State or other jurisdiction   (Commission           (IRS Employer
     of incorporation)         File Number)        Identification No.)

   4 Mill Park Ct., Newark, Delaware                  19713
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (302) 366-8992


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(Former name or former address, if changed since last report)


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Item 8.01. Other Events.

(a) Pursuant to the Merger Agreement (the "Merger Agreement") entered into on February 8, 2005, between IPI Fundraising, Inc.
("Registrant"), BF Acquisition Group III, Inc., ("BF Acquisition
Group"), FundraisingDirect.com, Inc. ("FundraisingDirect"),
Imprints Plus, Inc., ("Imprints Plus"), and certain key stockholders of BF Acquisition Group, FundraisingDirect, and
Imprints Plus; the merger transaction ("Merger") underlying the Merger Agreement became effective on October 27, 2005.

(b) Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the separate existence of each of BF
Acquisition Group, FundraisingDirect and Imprints Plus ceased, and each of these corporations were merged with and into the Registrant, which was the surviving corporation.

(c) Immediately after the effective time of the Merger, the Registrant's capital structure consisted of 10,064,628 shares of common stock, par value $.001 and 3,000,000 shares of series A preferred stock, par value $.50, all of which were registered pursuant to a registration statement on Form S-4 that was filed with the Securities and Exchange Commission. No shareholder of any constituent corporation to the Merger exercised their right to dissent to the Merger. See Item 8.01(f) below.

(d) The directors and officers of IPI Fundraising now consist of the following persons: Justin DiNorscia, Director, President, Chief
Executive Officer, Secretary; Dan Caputo, Jr., Interim Chief
Financial Officer; Diane DiNorscia, V.P. Human Resources and
Administration; Bradley S. Cantwell, Director; Joseph T. Drennan,
Director.

(e) Additional information concerning the Registrant and the Merger is contained in the Registrant's effective registration statement on Form S-4 that was filed with the Securities and Exchange
Commission on September 28, 2005 and the Registrant's final prospectus that was filed with the Securities and Exchange
Commission on October 6, 2005. You can go to www.sec.gov for more information.

(f) On October 31, 2005, in exchange for forfeiting $650 in services, the Registrant redeemed and cancelled 650,000 shares of its outstanding common stock that FundraisingDirect previously issued to certain non-affiliate third party persons. As a result, as of October 31, 2005, the Registrant's capital structure now consists of 9,414,628 shares of common stock, par value $.001 and 3,000,000 shares of series A preferred stock, par value $.50.

Item 9.01.  Financial Statements and Exhibits.

(c) 	Exhibits.

2.1	Agreement and Plan of Merger dated February 8, 2005 (Incorporated by reference to the Registrant's registration statement on Form
S-4 filed on September 28, 2005).

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SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPI Fundraising, Inc.


By:/s/ Justin DiNorscia
      Justin DiNorscia, President

Dated October 31, 2005


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